COMMITMENTS	12 Months Ended
Dec. 31, 2013
Commitments Disclosure
COMMITMENTS
COMMITMENTS
The Company leases land, office space, data center facilities and equipment used in connection with its operations under various operating leases, many of which contain escalation clauses. The Company is also committed to pay a portion of the related operating expenses under a data center lease agreement. These operating expenses are not included in the table below.
Future minimum payments under operating lease agreements are as follows:

Years Ending December 31,	(In thousands)
2014	$26,295
2015	26,213
2016	25,424
2017	22,354
2018	20,049
Thereafter	197,846
Total	$318,181

Expenses charged to operations under these agreements are $36.7 million, $30.6 million and $31.3 million for the years ended December 31, 2013, 2012 and 2011, respectively.
The Company's most significant operating lease is a seventy-seven years land lease for IAC's headquarters building in New York City and approximates 57% of the future minimum payments due under all operating lease agreements in the table above.
The Company also has funding commitments that could potentially require its performance in the event of demands by third parties or contingent events as follows:

	Amount of Commitment Expiration Per Period
	Less Than 1 Year	1-3 Years	Total Amounts Committed
	(In thousands)
Purchase obligations	$8,534	$3,009	$11,543
Letters of credit and surety bonds	2,937	69	3,006
Total commercial commitments	$11,471	$3,078	$14,549

The purchase obligations primarily include advertising commitments, which commitments are reducible or terminable such that these commitments can never exceed associated revenue by a meaningful amount. Purchase obligations also include minimum payments due under telecommunication contracts related to data transmission lines. The letters of credit support the Company's casualty insurance program.